Exhibit 10.39
AMENDED AND RESTATED DISTRIBUTION AGREEMENT
February 19, 2025
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Virtu Americas LLC
1633 Broadway
41st Floor
New York, New York 10019
Ladies and Gentlemen:
Carvana Co., a Delaware corporation (the “Company”) confirms its agreement with Barclays Capital Inc., Citigroup Global Markets Inc. and Virtu Americas LLC, as agents and/or principals, under any Terms Agreement (as defined in Section 1(a) below) (“you” or the “Agents”), with respect to the issuance and sale from time to time by the Company, in the manner and subject to the terms and conditions described below in this Amended and Restated Distribution Agreement (as so amended and restated, this “Agreement”), of up to the greater of (i) shares of Class A Common Stock, $0.001 par value per share (the “Class A Common Stock”) representing an aggregate offering price of $1,000,000,000 (the “Maximum Amount”), or (ii) an aggregate number of 21,016,898 shares (the “Maximum Number”) of Class A Common Stock, of the Company, on the terms set forth in Section 1 of this Agreement (excluding, and in addition to, any amount or number of shares of Class A Common Stock offered and sold pursuant to the Distribution Agreement (as defined below) prior to the date hereof). Such shares are hereinafter referred to as the “Shares” and are described in the Prospectus referred to below.
This Agreement amends and restates the Amended and Restated Distribution Agreement, dated as of July 31, 2024, among the Company, Carvana Group, LLC (“Carvana Group”), Barclays Capital Inc., Citigroup Global Markets Inc. and Virtu Americas LLC (the “Distribution Agreement”), as set forth herein. In the event of any inconsistency or conflict between this Agreement and the Distribution Agreement with respect to the matters set forth herein, the terms, provisions and conditions contained in this Agreement shall govern and control, and the Carvana Parties and the Agents hereby affirm, confirm and ratify the same.
On the date hereof, the Company will file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3ASR (the “registration statement”) for the registration of the Shares and other securities of the Company under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the

“Act”); and such registration statement will set forth the terms of the offering, sale and plan of distribution of the Shares and contains additional information concerning the Company and its business. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Agents, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the effective time. “Base Prospectus” means the prospectus filed as part of the Registration Statement, including the documents incorporated by reference therein as of the date of such prospectus; “Prospectus Supplement” means the most recent prospectus supplement, including any amendments thereto, relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second (2nd) business day after the date of its first use in connection with a public offering or sale of Shares pursuant hereto (or such earlier time as may be required under the Act), in the form furnished by the Company to the Agents in connection with the offering of the Shares; “Prospectus” means the Prospectus Supplement (and any additional prospectus supplement prepared in accordance with the provision of Section 4(h) of this Agreement and filed in accordance with the provisions of Rule 424(b)) together with the Base Prospectus attached to or used with the Prospectus Supplement; and “Permitted Free Writing Prospectus” has the meaning set forth in Section 3(b). Any reference herein to the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless otherwise stated, be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless stated otherwise, be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of the Base Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference. References in this Agreement to financial statements or other information that is “contained,” “included,” “described,” “set forth” or “provided” in the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus and any similar references shall, unless stated otherwise, include any information incorporated or deemed to be incorporated by reference therein.
The Company and Carvana Group are herein referred to as the “Carvana Parties.”
The Carvana Parties and the Agents, severally and not jointly, agree as follows:
1.Issuance and Sale.

(a)Upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein and provided that each of the Carvana Parties provides the Agents with any due diligence materials and information reasonably requested by the Agents necessary for each Agent to satisfy its respective due diligence obligations, on any Exchange Business Day (as defined below) selected by the Company, the Company and one Agent selected by the Company shall enter into an agreement in accordance with Section 2 hereof regarding the number of Shares to be placed by such Agent, as agent, and the manner in which and other terms upon which such placement is to occur (each such transaction being referred to as an “Agency Transaction”). The Company may also offer to sell the Shares directly to one Agent selected by the Company, as principal, in which event such parties shall enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Exhibit A hereto (with such changes thereto as may be agreed upon by the Company and such Agent to accommodate a transaction involving additional underwriters), relating to such sale in accordance with Section 2(g) of this Agreement (each such transaction being referred to as a “Principal Transaction”). As used herein, (i) the “Term” shall be the period commencing on the date hereof and ending on the earlier of (x) the date on which the aggregate number of Shares issued and sold pursuant to this Agreement and any Terms Agreements are equal to the Maximum Amount or the Maximum Number, as applicable, and (y) any termination of this Agreement pursuant to Section 8, (ii) an “Exchange Business Day” means any day during the Term that is a trading day for the Exchange other than a day on which trading on the Exchange is scheduled to close prior to its regular weekday closing time, and (iii) “Exchange” means the New York Stock Exchange.
(b)Subject to the terms and conditions set forth below, the Company appoints the Agents as agents in connection with the offer and sale of Shares in any Agency Transactions entered into hereunder. The Agents will use commercially reasonable efforts, consistent with its normal trading and sales practices, to sell such Shares in accordance with the terms and subject to the conditions hereof and of the applicable Transaction Acceptance (as defined below). Neither the Company nor the Agents shall have any obligation to enter into an Agency Transaction. The Company shall be obligated to issue and sell through an Agent, and such Agent shall be obligated to use commercially reasonable efforts, consistent with its normal trading and sales practices and as provided herein and in the applicable Transaction Acceptance, to place Shares only if and when the Company makes a Transaction Proposal to such Agent related to such an Agency Transaction and a Transaction Acceptance related to such Agency Transaction has been delivered to the Company by such Agent as provided in Section 2 below.
(c)The Agents, as agents in any Agency Transaction, hereby covenant and agree, severally and not jointly, not to make any sales of the Shares on behalf of the Company pursuant to this Agreement other than (A) by means of ordinary brokers’ transactions between members of the Exchange that qualify for delivery of a Prospectus in accordance with Rule 153 under the Act and meet the definition of an “at the market offering” under Rule 415(a)(4) under the Act (such transactions are hereinafter referred to as “At the Market Offerings”) and (B) such other sales of the Shares on behalf of the Company in their respective capacities as agents of the Company as shall be agreed by the Company and the Agents in writing.
(d)If Shares are to be sold in an Agency Transaction in an At the Market Offering, the Agent selected by the Company for such Agency Transaction will confirm in writing to the Company the number of Shares sold on any Exchange Business Day and the related Gross Sales Price (as such term is defined in Section 2(b) below) no later than 5:00 p.m. (New York City time) on the Exchange Business Day on which such Shares are sold (any such date, a “Sale Date”).
(e)If the Company shall default on its obligation to deliver Shares to the Agent selected by the Company pursuant to the terms of any Agency Transaction or Terms

Agreement, the Carvana Parties jointly and severally shall (i) indemnify and hold harmless such Agent and its successors and assigns from and against any and all losses, claims, damages, liabilities and expenses arising from or as a result of such default by the Company and (ii) notwithstanding any such default, pay to the Agent for such Agency Transaction or Terms Agreement the commission to which the Agent would otherwise be entitled in connection with such sale in accordance with Section 2(b) below.
(f)Each of the Carvana Parties acknowledges and agrees that (i) there can be no assurance that the Agents will be successful in selling the Shares, (ii) the Agents shall incur no liability or obligation to the Company or any other person or entity if any Agent does not sell Shares for any reason other than a failure by the Agents to use their commercially reasonable efforts consistent with their normal trading and sales practices and applicable law and regulations to sell such Shares in accordance with the terms of this Agreement, and (iii) the Agents shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as may otherwise be specifically agreed by the Agents and the Company in a Terms Agreement.
2.Transaction Acceptances and Terms Agreements.
(a)The Company may, from time to time during the Term, propose to one Agent selected by the Company that they enter into an Agency Transaction to be executed on a specified Exchange Business Day or over a specified period of Exchange Business Days, which proposal shall be made to such Agent by telephone or by email from any of the individuals listed as an authorized representative of the Company on Schedule A hereto to make such sales and shall set forth the information specified below (each, a “Transaction Proposal”). If such Agent selected by the Company agrees to the terms of such proposed Agency Transaction or if the Company and such Agent mutually agree to modified terms for such proposed Agency Transaction, then such Agent shall promptly deliver to the Company by email a notice (each, a “Transaction Acceptance”) confirming the terms of such proposed Agency Transaction as set forth in such Transaction Proposal or setting forth the modified terms for such proposed Agency Transaction as agreed by the Company and such Agent, as the case may be, whereupon such Agency Transaction shall become a binding agreement between the Company and the Agents (acting severally and not jointly). Each Transaction Proposal shall specify:
(i)the Agent selected by the Company for such Agency Transaction;
(ii)the Exchange Business Day(s) on which the Shares subject to such Agency Transaction are intended to be sold (each, a “Purchase Date”);
(iii)the maximum number of Shares to be sold by such Agent (the “Specified Number of Shares”) on, or over the course of, such Purchase Date(s), or as otherwise agreed between the Company and such Agent and documented in the relevant Transaction Acceptance;
(iv)the lowest price, if any, at which the Company is willing to sell Shares on each such Purchase Date or a formula pursuant to which such lowest price shall be determined (each, a “Floor Price”); and
(v)if other than 2.0% of the Gross Sales Price, such Agent’s discount or commission.
A Transaction Proposal shall not set forth a Specified Number of Shares that, when added to the aggregate number of Shares previously purchased and to be purchased pursuant to pending Transaction Acceptances (if any) hereunder and any Terms Agreements, results or could result in a total number of shares that exceeds the Maximum Amount or the Maximum Number, as applicable, nor shall it set forth a Floor Price which is lower than the minimum price authorized from time to time by the Company’s board of directors or, if permitted by applicable law and the Company’s charter and by-laws, a duly authorized committee thereof. The Company shall have responsibility for maintaining records with respect to the aggregate number of Shares sold and for otherwise monitoring the availability of Shares for sale under the Registration Statement and for insuring that the aggregate number of Shares offered and sold does not exceed, and the price at which any Shares are offered or sold is not lower than, the aggregate number of Shares and the minimum price authorized from time to time by the Company’s board of directors or, if permitted by applicable law and the Company’s charter and by-laws, a duly authorized committee thereof. In the event that more than one Transaction Acceptance with respect to any Purchase Date(s) is delivered by the same Agent to the Company, the latest Transaction Acceptance shall govern any sales of Shares for the relevant Purchase Date(s), except to the extent of any action occurring pursuant to a prior Transaction Acceptance and prior to the delivery to the Company of the latest Transaction Acceptance. The Company or the Agent for an Agency Transaction may, upon notice to the other such party by telephone (confirmed promptly by e-mail), suspend or terminate the offering of the Shares pursuant to such Agency Transaction for any reason; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the receipt of such notice by the other party or their respective obligations under any Terms Agreement. Notwithstanding the foregoing, if the terms of any Agency Transaction contemplate that Shares shall be sold on more than one Purchase Date, then the Company and the Agent for such Agency Transaction shall mutually agree to such additional terms and conditions as they deem reasonably necessary in respect of such multiple Purchase Dates, and such additional terms and conditions shall be set forth in or confirmed by, as the case may be, the relevant Transaction Acceptance and be binding to the same extent as any other terms contained therein.
(b)The Purchase Date(s) in respect of the Shares deliverable pursuant to any Transaction Acceptance shall be set forth in or confirmed by, as the case may be, the applicable Transaction Acceptance. Except as otherwise agreed between the Company and the Agent for an Agency Transaction, such Agent’s commission for any Shares sold through such Agent pursuant to this Agreement shall be a percentage, not to exceed 2.0%, of the actual sales price of such Shares (the “Gross Sales Price”), which commission shall be as set forth in or confirmed by, as the case may be, the applicable Transaction Acceptance; provided, however, that such commission shall not apply when any Agent acts as principal, in which case such commission or a discount shall be set forth in the applicable Terms Agreement. Such commission payable to the Agent for any Agency Transactions shall be set forth and invoiced in monthly periodic statements from such Agent to the Company, with payment to be made by the Company to such Agent promptly after its receipt thereof. Notwithstanding the foregoing, in the event the Company engages any Agent for a sale of Shares in an Agency Transaction that would constitute a “distribution,” within the meaning of Rule 100 of Regulation M under the Exchange Act, the Company will provide such Agent, at the Agent’s request and upon reasonable advance notice to the Company, on or prior to the Settlement Date the opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 5(a) hereof, each dated the Settlement Date, and such other documents and information as such Agent shall reasonably request, and the Company and such Agent will agree to compensation that is customary for such Agent with respect to such transaction.

(c)Payment of the Gross Sales Price for Shares sold by the Company on any Purchase Date pursuant to a Transaction Acceptance shall be made to the Company by wire transfer of immediately available funds to the account of the Company (which the Company shall provide to the Agent for an Agency Transaction at least one (1) Exchange Business Day prior to the applicable Agency Settlement Date (as defined below)) against delivery of such Shares to such Agent’s accounts, or accounts of such Agent’s respective designees, at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be agreed to by the Company and such Agent. Such payment and delivery shall be made at or about 10:00 a.m. (New York City time) on the second (2nd) Exchange Business Day (or such other day as may, from time to time, become standard industry practice for settlement of such a securities issuance or as agreed to by the Company and such Agent) following each Purchase Date (each, an “Agency Settlement Date”).
(d)If, as set forth in or confirmed by, as the case may be, the related Transaction Acceptance, a Floor Price has been agreed to by the applicable parties with respect to a Purchase Date, and the Agent for such Agency Transaction thereafter determines and notifies the Company that the Gross Sales Price for such Agency Transaction would not be at least equal to such Floor Price, then the Company shall not be obligated to issue and sell through such Agent, and such Agent shall not be obligated to place, the Shares proposed to be sold pursuant to such Agency Transaction on such Purchase Date, unless the Company and such Agent otherwise agree in writing.
(e)If any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Shares, it shall promptly notify the other party and sales of the Shares under this Agreement, any Transaction Acceptance or any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. On or prior to the delivery of a prospectus that is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares, the Company shall calculate the average daily trading volume (as defined under “ADTV” by Rule 100 of Regulation M under the Exchange Act) of the Class A Common Stock based on market data provided by Bloomberg L.P. or such other sources as agreed upon by the Company and the Agents.
(f)(i) If the Company wishes to issue and sell the Shares pursuant to this Agreement but other than as set forth in Section 2(a) of this Agreement, it will notify one Agent selected by the Company for such Principal Transaction of the proposed terms of the Principal Transaction. If any such Agent, acting as principal, wishes to accept such proposed terms (which such Agent may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company and such Agent shall enter into a Terms Agreement setting forth the terms of such Principal Transaction.
(ii)The terms set forth in a Terms Agreement shall not be binding on the Company or such Agent unless and until the Company and such Agent have each executed and delivered such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement shall control.
(g)Each sale of the Shares to an Agent in a Principal Transaction shall be made in accordance with the terms of this Agreement and a Terms Agreement, which shall provide for the sale of such Shares to, and the purchase thereof by, such Agent for such Principal Transaction (acting severally and not jointly). A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by such Agent. The commitments of the Agent selected by the Company for such Principal Transaction to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company contained, and shall be subject to the terms and conditions set forth, in this Agreement and such Terms Agreement. Any such Terms Agreement shall specify the number of the Shares to be purchased by the Agent party thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters, if any, acting together with the Agent for such Principal Transaction in the reoffering of the Shares, and the time and date (each such time and date being referred to herein as a “Principal Settlement Date”; and, together with any Agency Settlement Date, a “Settlement Date”) and place of delivery of and payment for such Shares.
(h)Notwithstanding any other provision of this Agreement, the Carvana Parties shall not offer, sell or deliver, or request the offer or sale, of any Shares pursuant to this Agreement (whether in an Agency Transaction or a Principal Transaction) and, by notice to the Agents given by telephone (confirmed promptly by email), shall cancel any instructions for the offer or sale of any Shares, and the Agents shall not be obligated to offer or sell any Shares, (i) during any period in which the Company’s insider trading policy, as in effect from time to time, would prohibit the purchases or sales of the Company’s Class A Common Stock by any of its officers or directors, (ii) during any period in which the Company is in possession of material non-public information or (iii) at any time from and including the date on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (an “Earnings Announcement”) through and including the time that is twenty-four (24) hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.
(i)The Carvana Parties agree that any offer to sell, any solicitation of an offer to buy, or any sales of Shares by the Company shall be effected only by or through one Agent on any Exchange Business Day.
(j)Anything in this Agreement to the contrary notwithstanding, the Carvana Parties shall not authorize the issuance and sale of, and the Agents, as sales agents, shall not be obligated to use their commercially reasonable efforts, consistent with its normal trading and sales practices, to sell, any Shares at a price lower than the minimum price, or in a number or with an aggregate gross or net sales price in excess of the number or aggregate gross or net sales price, as the case may be, authorized from time to time to be issued and sold under this Agreement and any Terms Agreement, in each case by the Company’s board of directors or, if permitted by applicable law and the Company’s charter and by-laws, a duly authorized committee thereof, or in a number in excess of the number of Shares approved for listing on the Exchange, or in excess of the number or amount of Shares available for issuance on the Registration Statement or as to which the Company has paid the applicable registration fee, it being understood and agreed by the parties hereto that compliance with any such limitations shall be the sole responsibility of the Company.
3.Representations, Warranties and Agreements of the Company. Each of the Carvana Parties jointly and severally represents and warrants to, and agrees with, the Agents, on and as of (i) the date hereof, (ii) each date on which the Company receives a Transaction Acceptance (the “Time of Acceptance”), (iii) each date on which the Company executes and delivers a Terms Agreement, (iv) each Time of Sale (as defined in Section 3(a)), (v) each Settlement Date and (vi) each Bring-Down Delivery Date (as defined in Section 6(b)) (each such date listed in (i) through (vi), a “Representation Date”), except for any representations and warranties that speak as of a specific date, in which case such representation and warranty speaks only as of such date, as follows:

(a)Registration Statement, Prospectus and Disclosure at Time of Sale. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Act. The initial effective date of the Registration Statement was not earlier than the date three (3) years prior to the date hereof; there is no order preventing or suspending the use of the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission; no notice of objection of the Commission to the use of such Registration Statement pursuant to Rule 401(g)(2) under the Act has been received by the Company; the Registration Statement complied when it initially became effective, complies as of the date hereof and, as then amended or supplemented, as of each other Representation Date will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby comply with, the applicable requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); the Prospectus complied or will comply, at the time it was or will be filed with the Commission, and will comply, as then amended or supplemented, as of each Representation Date, in all material respects, with the applicable requirements of the Act; the Registration Statement did not, as of the time of its initial effectiveness, and does not or will not, as then amended or supplemented, as of each Representation Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of each Representation Date, the Prospectus, as then amended or supplemented, together with all of the then issued Permitted Free Writing Prospectuses, if any, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement in or omission from the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus made in reliance upon and in conformity with information concerning the Agents and furnished in writing by or on behalf of the Agents expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus (it being understood that such information consists solely of the information specified in Section 9(b)). As used herein, “Time of Sale” means (i) with respect to each offering of Shares pursuant to this Agreement, the time of the Agents’ initial entry into contracts with investors for the sale of such Shares and (ii) with respect to each offering of Shares pursuant to any relevant Terms Agreement, the time of sale of such Shares.
(b)Permitted Free Writing Prospectus. Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any of the Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Base Prospectus. The Company represents and agrees that, unless it obtains the prior consent of the Agents, until the termination of this Agreement, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus” (as defined in Rule 433 under the Act) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) other than any Permitted Free Writing Prospectus. Any such free writing prospectus relating to the Shares consented to by the Agents (including any Free Writing Prospectus prepared by the Company solely for use in connection with the offering contemplated by a particular Terms Agreement) is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company has complied and will comply in all material respects with the requirements of Rule 433 under the Act applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 under the Act, satisfies the requirements of Section 10 of the Act; the Company is not disqualified, by reason of Rule 164(f) or (g) under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company was as of the latest eligibility determination date and is a “well-known seasoned issuer” (each as defined in Rule 405 under the Act); and, if the latest determination date for purposes of the Rule 164 and 433 under the Act were the date of this Agreement, the Company would not be considered to be an “ineligible issuer” and be considered a “well-known seasoned issuer.” The Company has paid or, no later than the business day after the date of this Agreement, will pay the registration fee for the offering of the Maximum Amount of Shares pursuant to Rule 457 under the Act.
(c)Incorporated Documents. The Incorporated Documents, when they were filed with the Commission (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed during the Term and incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)Independent Accountants. The accountants who certified the financial statements of the Company and any supporting schedules included in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus are independent public accountants with respect to the Company as required by the Act, the Exchange Act and the Public Company Accounting Oversight Board (United States).
(e)Financial Statements. The financial statements of the Carvana Parties included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, together with the related schedules (if any) and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the Act and the Exchange Act. The supporting schedules, if any, included in the Registration Statement present fairly, in all material respects and in accordance with GAAP, the information required to be stated therein. All “non-GAAP financial measures” (as such term is defined in the rules and regulations of the Commission), if any, contained or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus comply with Item 10 of Regulation S-K of the Commission, to the extent applicable. The pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus have been prepared in accordance with the applicable requirements of the Act and the Exchange Act; and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus (or documents incorporated by reference therein). Except as included therein or have been filed with the Commission, no historical or pro forma financial statements or supporting schedules (or other financial information) are required to be included or incorporated by reference in the Registration

Statement, the Prospectus or any Permitted Free Writing Prospectus under the Act or the Exchange Act.
(f)No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has been no material adverse change or any development that could reasonably be expected to result in a material adverse change in the financial condition, results of operations, business, properties, management or business prospects of the Carvana Parties and their respective subsidiaries taken as a whole (in any such case, a “Material Adverse Effect”); (B) except as otherwise disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), neither of the Carvana Parties nor any of their respective subsidiaries has incurred any liability or obligation or entered into any transaction or agreement that, individually or in the aggregate, is material with respect to the Carvana Parties and their respective subsidiaries, taken as a whole, and neither the Carvana Parties nor any of their respective subsidiaries has sustained any loss or interference with its business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, whether or not covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; and (C) there has not been any change in the capital stock (other than the issuance of shares of Class A Common Stock upon exercise of stock options issued under, and the grant of options and awards under, equity incentive plans described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, or the issuance of Shares pursuant to this Agreement), or short-term debt or long-term debt (except for borrowings and the repayment of borrowings in the ordinary course of business) of the Carvana Parties or any of their respective subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Carvana Parties or any of their respective subsidiaries on any class of capital stock (other than regularly scheduled cash dividends in amounts that are consistent with past practice);
(g)Good Standing of the Company and Carvana Group. Each of the Company and Carvana Group has been duly organized and is validly existing as a corporation and a limited liability company, respectively, in good standing under the laws of the State of Delaware and has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and each of the Company and Carvana Group is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(h)Good Standing of Subsidiaries. Each of the subsidiaries listed on Exhibit C hereto has been duly organized and is validly existing as a corporation, limited or general partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified as a foreign corporation, limited or general partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the

Prospectus and any Permitted Free Writing Prospectus, all of the issued and outstanding shares of capital stock of each such subsidiary that is a corporation, all of the issued and outstanding partnership interests of each such subsidiary that is a limited or general partnership and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each such subsidiary that is a limited liability company have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non- assessable and are owned by the Company or Carvana Group, as applicable, directly or through subsidiaries, free and clear of all Liens, except for such Liens as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and none of the issued and outstanding shares of capital stock of any such subsidiary that is a corporation, none of the issued and outstanding partnership interests of any such subsidiary that is a limited or general partnership, and none of the issued and outstanding limited liability company interests, membership interests or other similar interests of any such subsidiary that is a limited liability company were issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary or any other person that have not been waived in writing. Any subsidiaries of the Company and Carvana Group which are “significant subsidiaries” as defined by Rule 1-02 of Regulation S-X are listed on Exhibit C hereto under the caption “Material Subsidiaries.”
(i)Capitalization. The Company’s authorized capital stock is as set forth in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus; as of February 14, 2025, the Company had [●] shares of Class A Common Stock issued and outstanding (except for subsequent issuances, if any, subsequent to the date of this Agreement pursuant to employee or director stock option, stock purchase or other equity incentive plans described in the Registration Statement and the Prospectus, upon the exercise of options issued pursuant to any such stock option, stock purchase or other equity incentive plans as so described, or upon vesting and settlement of restricted stock awards and units described in the Registration Statement and the Prospectus) and no shares of Preferred Stock were issued and outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non assessable, and were issued in compliance in all material respects with all applicable state and federal securities and “blue-sky” laws; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person that have not been waived in writing. All of the membership interests of Carvana Group outstanding upon consummation of this offering will be validly issued, the holders of such membership interests will have no obligation to make any further payments for the purchase of such membership interests or contributions to Carvana Group solely by reason of their ownership of such membership interests, and, to the extent owned by the Company, will be owned free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances other than as described in the Registration Statement and the Prospectus.
(j)Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended, so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the Exchange and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.
(k)Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and Carvana Group, as applicable, and any Terms Agreement will have been duly authorized, executed and delivered by each of the Company and Carvana Group, as applicable. The Carvana Parties have full right, power and authority to execute and deliver this Agreement and any Terms Agreement and perform their obligations hereunder or thereunder, including the Company’s issuance, sale and delivery of the Shares as provided herein and therein; and all action required to be taken for the due and proper authorization, execution and delivery by each of the Carvana Parties of this Agreement and any Terms Agreement and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken (or, in the case of any Terms Agreement, such action will have been duly and validly authorized).
(l)Authorization of Securities. The Shares to be sold by the Company under this Agreement or under any Terms Agreement have been duly authorized for issuance and sale and, when issued and delivered by the Company pursuant to this Agreement or any Terms Agreement against payment of the consideration set forth herein or therein, as the case may be, will be validly issued, fully paid and non-assessable; no holder of the Shares is or will be subject to personal liability by reason of being such a holder; and the issuance and sale of the Shares to be sold by the Company under this Agreement or under any Terms Agreement are not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person. The membership interests of Carvana Group outstanding prior to the consummation of this offering have been duly authorized and are validly issued, fully paid and non-assessable.
(m)Description of Securities. The Class A Common Stock, the authorized but unissued Preferred Stock, all classes or series of Preferred Stock outstanding on the date of this Agreement, all outstanding warrants and convertible securities, the authorized membership interests of Carvana Group and the Company’s charter and bylaws conform in all material respects to the respective statements relating thereto contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectuses and such statements conform in all material respects to the rights set forth in the respective instruments and agreements defining the same.
(n)Absence of Defaults and Conflicts. Neither of the Carvana Parties nor any of their respective subsidiaries is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except (solely in the case of Company Documents other than Subject Instruments) for such defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and any Terms Agreement, and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectuses (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Registration Statement and the Prospectus under the caption “Use of Proceeds”) and compliance by the Carvana Parties with their obligations under this Agreement and any Terms Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default,

Termination Event or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Carvana Parties or any of their respective subsidiaries pursuant to, any Company Documents, except (solely in the case of Company Documents other than Subject Instruments) for such conflicts, breaches, defaults or Liens that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of (i) the provisions of the Organizational Documents of either Carvana Party or any of their respective subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Carvana Parties or any of their respective subsidiaries or any of their respective assets, properties or operations, except for such violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(o)Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or consent of any holder of capital stock or other securities of the Carvana Parties or creditor of the Carvana Parties or any of their respective subsidiaries, (C) no authorization, approval, waiver or consent under any (i) Subject Instrument or (ii) other Company Document that is material with respect to the Carvana Parties and their subsidiaries taken as a whole, and (D) no authorization, approval, vote or consent of any other person or entity, is necessary or required for the authorization, execution, delivery or performance by the Carvana Parties of this Agreement or any Terms Agreement, for the offering of the Shares as contemplated by this Agreement or any Terms Agreement, for the issuance, sale or delivery of the Shares to be sold by the Company pursuant to this Agreement or any Terms Agreement, or for the consummation of any of the other transactions contemplated by this Agreement or any Terms Agreement in each case on the terms contemplated by the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, except such as have been obtained under the Act, the Exchange Act and except that no representation is made as to such authorization, approval, vote or consent as may be required under state or foreign securities laws.
(p)Absence of Labor Dispute. No labor dispute with the employees of the Carvana Parties or any subsidiary of the Carvana Parties exists or, to the knowledge of the Carvana Parties, is imminent, which might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(q)Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Carvana Parties, threatened, against or affecting the Carvana Parties or any of their respective subsidiaries which is required to be disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus (other than as disclosed therein), or which might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in this Agreement or any Terms Agreement or the performance by the Carvana Parties of their respective obligations under this Agreement or any Terms Agreement; the aggregate of all pending legal or governmental proceedings to which the Carvana Parties or any of their respective subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(r)Accuracy of Descriptions and Exhibits. The information in the Prospectus under the captions “Organizational Structure,” “Description of Capital Stock,” and “Material U.S. Federal Income Tax Considerations for Non-U.S. Holders,” and the information in the

Registration Statement under Items 14 and 15, in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Carvana Parties’ charter, bylaws or organizational documents, as applicable, or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus of any other Company Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Registration Statement or the Prospectus or the documents incorporated or deemed to be incorporated by reference therein or to be filed as exhibits to the Registration Statement or the documents incorporated or deemed to be incorporated by reference therein which have not been so described and filed as required. This Agreement conforms, and each Terms Agreement will conform, in all material respects to the description thereof contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus.
(s)Possession of Intellectual Property. (i) The Carvana Parties and their respective subsidiaries own and possess or have valid and enforceable licenses to use, all patents, patent rights, patent applications, licenses, copyrights, inventions, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names, software, internet addresses, domain names and other intellectual property (including all goodwill associated with, and all registrations and applications for registration of, the foregoing) (collectively, “Intellectual Property”) that is described in the Registration Statement and the Prospectus or that is necessary for the conduct of their respective businesses as currently conducted, as proposed to be conducted and as described in the Registration Statement and the Prospectus; and (ii) neither the Carvana Parties nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with rights of others with respect to any Intellectual Property, in each case of (i) and (ii), except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. There is no pending or, to the knowledge of the Carvana Parties, threatened action, suit, proceeding or claim by any third party challenging the Carvana Parties’ or any of their respective subsidiaries’ rights in or to their Intellectual Property, or challenging the validity, enforceability or scope of any such Intellectual Property, or asserting that the Carvana Parties or any of their respective subsidiaries infringes or otherwise violates Intellectual Property rights of any third party, in each instance, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The Carvana Parties are unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, in each instance, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. To the knowledge of the Carvana Parties and their respective subsidiaries, (i) no third party has infringed, misappropriated or otherwise violated any Intellectual Property owned by or exclusively licensed to the Carvana Parties in any material respects; (ii) the Carvana Parties and their respective subsidiaries have in all material respects complied with the terms of each agreement pursuant to which any Intellectual Property has been licensed to the Carvana Parties or any of their respective subsidiaries, all such agreements are in full force and effect, and no event or condition has occurred or exists that gives or, with notice or passage of time or both, would give any person the right to terminate any such agreement; and (iii) to the knowledge of the Carvana Parties, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any such Intellectual Property of the Carvana Parties or any of their respective subsidiaries that could reasonably be used to challenge the validity, enforceability or scope of any such Intellectual Property.
(t)Possession of Licenses and Permits. Except as disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, the Carvana

Parties and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; and, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Carvana Parties and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, all such Governmental Licenses are valid and in full force and effect and neither the Carvana Parties nor any of their respective subsidiaries have received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(u)Title to Property. The Carvana Parties and their respective subsidiaries have good and marketable title in fee simple to all real property owned by any of them (if any) and good title to all other properties and assets owned by any of them, in each case, free and clear of all Liens except such as (a) are described in the Registration Statement and the Prospectus or (b) are not, individually or in the aggregate, material to the Carvana Parties and their respective subsidiaries taken as a whole, are not required to be disclosed in the Registration Statement or the Prospectus, do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Carvana Parties or any of their respective subsidiaries; all real property, buildings and other improvements, and all equipment and other property, held under lease or sublease by the Carvana Parties or any of their respective subsidiaries is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property, buildings or other improvements, such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such property and buildings or other improvements by the Carvana Parties or any of their respective subsidiaries, and all such leases and subleases are in full force and effect; and neither of the Carvana Parties nor any of their respective subsidiaries has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Carvana Parties or any of their respective subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of the Carvana Parties or any of their respective subsidiaries to the continued possession of the leased or subleased premises, or to the continued use of the leased or subleased equipment or other property, except for such claims which, if successfully asserted against the Carvana Parties or any of their respective subsidiaries, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(v)Investment Company Act. Neither of the Carvana Parties are, and upon the issuance and sale of the Shares as herein contemplated and the receipt and application of the net proceeds therefrom as described in the Registration Statement and the Prospectus under the caption “Use of Proceeds,” will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the 1940 Act.
(w)Environmental Laws. (i) Except as described in the Registration Statement and the Prospectus and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Carvana Parties nor any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or natural resources, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of

Hazardous Materials (collectively, “Environmental Laws”), (B) the Carvana Parties and their respective subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Carvana Parties, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Carvana Parties or any of their respective subsidiaries and (D) to the knowledge of the Carvana Parties, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental authority or agency, against or affecting the Carvana Parties or any of their respective subsidiaries relating to Hazardous Materials or any Environmental Laws.
(x)Absence of Registration Rights. There are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or any Terms Agreement or (B) otherwise registered by the Company under the Act, and there are no persons with co-sale rights, tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or any Terms Agreement or sold in connection with the sale of Shares, except in each case for such rights that have been duly waived; and the Carvana Parties have given all notices required by, and has otherwise complied with their obligations under, all registration rights agreements, co-sale agreements, tag-along agreements and other similar agreements in connection with the transactions contemplated by this Agreement.
(y)Exchange Listing. The outstanding shares of Class A Common Stock are listed on the Exchange and the Shares being sold hereunder by the Company have been approved for listing, subject only to official notice of issuance, on the Exchange.
(z)Actively-Traded Security. The Class A Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by Rule 101(c)(1) thereunder.
(aa)Tax Returns. The Company and its subsidiaries have filed all non-U.S., federal, state and local tax returns that are required to be filed or have obtained extensions thereof, except where the failure so to file would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and have paid all taxes (including, without limitation, any estimated taxes) required to be paid and any other assessment, fine or penalty, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(ab)Insurance. The Carvana Parties and their respective subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Carvana Parties or any of their respective subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect except as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect; the Carvana Parties and their respective subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Carvana Parties or any of their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Carvana Parties nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(ac)Accounting and Disclosure Controls. The Carvana Parties and their respective subsidiaries have established and maintain effective “internal control over financial reporting” (as defined in Rule 13a-15 of the Exchange Act). The Carvana Parties and their respective subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) interactive data in eXtensible Business fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement and the Prospectus, there has not been (1) since the first (1st) day of the Carvana Parties’ earliest fiscal year for which audited financial statements for either Carvana Party are included in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus or at any time subsequent thereto, any material weakness (as defined in Rule 1-02 of Regulation S-X of the Commission) in the Carvana Parties’ internal control over financial reporting (whether or not remediated), or (2) any fraud, whether or not material, involving management or other employees who have a role in the Carvana Parties’ internal control over financial reporting and, since the end of the Carvana Parties’ most recent fiscal year for which audited financial statements are included in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, there has been no change in the Carvana Parties’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Carvana Parties’ internal control over financial reporting. The Carvana Parties and their respective subsidiaries have established, maintained and periodically evaluate the effectiveness of “disclosure controls and procedures” (as defined in Rules 13a-15 and 15d-15 of the Exchange Act); such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act and the interactive data in eXtensible Business Reporting Language included as an exhibit to the Registration Statement or incorporated by reference in the Registration Statement are recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.
The Carvana Parties’ independent public accountants and the audit committee of the Carvana Parties’ boards of directors have been advised of all material weaknesses, if any, and significant deficiencies (as defined in Rule 1-02 of Regulation S-X of the Commission), if any, in the Carvana Parties’ internal control over financial reporting and of all fraud, if any, whether or not material, involving management or other employees who have a role in the Carvana Parties’ internal controls and financial reports, in each case that occurred or existed, or was first detected, at any time during the Carvana Parties’ fiscal years for which audited financial statements for either Carvana Party are included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus or at any time subsequent thereto.
(ad)Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act with which any of them is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications.
(ae)Pending Proceedings and Examinations; Comment Letters. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Company is not the subject of a pending proceeding under Section 8A of the Act. The Company has provided the Agents with true, complete and correct copies of any written comments received from the Commission by the Company or its legal counsel or accountants, and of any transcripts made by the Company, its legal counsel or accountants of any oral comments received from the Commission, with respect to the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus, any document filed by the Company under the Exchange Act or any amendments or supplements to any of the foregoing and of all written responses thereto, and no such comments remain unresolved.
(af)Absence of Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares; provided, however, the Company makes no such representation or warranty with respect to actions of the Agents or any of their respective affiliates or agents.
(ag)No Unlawful Payments. Neither the Carvana Parties nor any of their respective subsidiaries nor any director or officer of the Carvana Parties or any of their respective subsidiaries, nor, to the knowledge of the Carvana Parties, any agent, manager, employee, affiliate or other person associated with or acting on behalf of the Carvana Parties or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in (i) the use of any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to a political activity; (ii) the making or taking of an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) a violation by any such person of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) the making, offering, requesting or taking of, or the agreement to take, an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Carvana Parties and their respective subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.
(ah)Compliance with Anti-Money Laundering Laws. The operations of the Carvana Parties and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Carvana Parties or any of their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Carvana Parties or any of their respective subsidiaries is, threatened.
(ai)No Conflicts with Sanction Laws. Neither the Carvana Parties nor any of their respective subsidiaries, directors or officers, nor, to the knowledge of the Carvana Parties, any agent, manager, employee or affiliate or other person acting on behalf of the Carvana Parties or any of their respective subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, OFAC or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the UNSC, the European Union, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor are the Carvana Parties or any of their respective subsidiaries located, organized or resident in a country, region or territory that is the subject or the target of Sanctions, including, without limitation, the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine, the so- called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Carvana Parties will not directly or indirectly use any of the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, (ii) to fund or facilitate any activities of or any business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of any Sanctions. For the past five (5) years, the Carvana Parties and their respective subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of any Sanctions or with any Sanctioned Country.
(aj)ERISA Compliance. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA with respect to a Plan (as defined below) determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal, state or foreign governmental or regulatory agency with respect to the employment or compensation of employees by the Carvana Parties or any of their respective subsidiaries that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Carvana Parties or any of their respective subsidiaries that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Carvana Parties and their respective subsidiaries compared to the amount of such contributions made in the Carvana Parties’ most recently completed fiscal year; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic No. 715) of the Carvana Parties and their respective subsidiaries compared to the amount of such obligations in the Carvana Parties’ most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Carvana Parties or any of their respective subsidiaries related to its or their employment that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. For purposes of this paragraph and the definition of ERISA, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) with respect to which the Carvana Parties or any of their respective subsidiaries may have any liability.
(ak)Lending and Other Relationship. Except as disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, (i) neither the Carvana Parties nor any of their respective subsidiaries has any material lending or similar relationship with the Agents or any bank or other lending institution affiliated with the Agents; (ii) the Carvana Parties will not, directly or indirectly, use any of the proceeds from the sale of the Shares by the Company hereunder to reduce or retire the balance of any loan or credit facility extended by the Agents or any of their respective “affiliates” or “associated persons” (as such terms are used in FINRA Rule 5121) or otherwise direct any such proceeds to any Agents or any of their respective “affiliates” or “associated persons” (as so defined); and (iii) there are and have been no transactions, arrangements or dealings between the Carvana Parties or any of their respective subsidiaries, on one hand, and the Agents or any of their respective “affiliates” or “associated persons” (as so defined), on the other hand, that, under FINRA Rule 5110 or 5121, must be disclosed in a submission to FINRA in connection with the offering of the Shares contemplated hereby or disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus.
(al)Changes in Management. Except as disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, none of the persons who were officers or directors of the Carvana Parties as of the date of the Prospectus has given oral or written notice to the Carvana Parties or any of their respective subsidiaries of his or her resignation (or otherwise indicated to the Company or any of its subsidiaries an intention to resign within the next twelve (12) months), nor has any such officer or director been terminated by the Carvana Parties or otherwise removed from his or her office or from the board of directors, as the case may be (including, without limitation, any such termination or removal which is to be effective as of a future date) nor is any such termination or removal under consideration by the Carvana Parties or their respective boards of directors.
(am)Transfer Taxes. There are no stock or other transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges payable in connection with the execution or delivery of this Agreement or any Terms Agreement by the Carvana Parties or the issuance or sale by the Company of the Shares to be sold by the Company hereunder or thereunder.
(an)Related Party Transactions. There are no business relationships or related party transactions involving the Carvana Parties or any of their respective subsidiaries or, to the knowledge of the Carvana Parties, any other person that are required to be described in the Prospectus that have not been described as required.
(ao)Offering Materials. Without limitation to the provisions hereof, the Company has not distributed and will not distribute, directly or indirectly (other than through the Agents), any “written communication” (as defined Rule 405 under the Act) or other offering materials in connection with the offering or sale of the Shares, other than the Prospectus, any amendment or supplement to any of the foregoing that are filed with the SEC and any Permitted Free Writing Prospectuses.
(ap)No Restrictions on Dividends. Neither the Carvana Parties nor any of their respective subsidiaries is a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, the Carvana Parties from paying any dividends or making other distributions on their capital stock, and no subsidiary of the Carvana Parties is a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, any subsidiary of the Carvana Parties from paying any dividends or making any other distributions on its capital stock, limited or general partnership interests, limited liability company interests, or other equity interests, as the case may be, or from repaying any loans or advances from, or (except for instruments or agreements that by their express terms prohibit the transfer or assignment thereof or of any rights thereunder) transferring any of its properties or assets to, the Carvana Parties or any other subsidiary, in each case except as described in the Registration Statement and the Prospectus.
(aq)Brokers. There is not a broker, finder or other party that is entitled to receive from the Carvana Parties any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement or any Terms Agreement, except for discounts or commissions payable to the Agents in connection with the sale of the Shares pursuant to this Agreement or any Terms Agreement.
(ar)Interactive Data. The interactive data in eXtensible Business Reporting Language included as an exhibit to the Registration Statement or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(as)Cybersecurity. (i) There has been no security breach or incident, unauthorized access or disclosure, or other compromise (collectively, “Incidents”) of or relating to the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including, without limitation, the data and information of their respective customers, employees, suppliers and vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”), except for any such Incidents of the IT Systems and Data that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor its subsidiaries have been notified of, and have no knowledge of any event or condition that would result in, Incidents relating to their IT Systems and Data, except for any such Incident of the IT Systems and Data that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) the Company and its subsidiaries have implemented commercially reasonable controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards; and (iv) the Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except where the failure to be so in compliance would not reasonably be expected to have a Material Adverse Effect.
(at)Certificates. Any certificate signed by any officer, general partner, managing member or other authorized representative of the Company or any subsidiary of the Company and delivered to the Agents or to counsel to the Agents pursuant to or in connection with this Agreement or any Terms Agreement shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby.
4.Certain Covenants of the Company. Each of the Carvana Parties, jointly and severally covenants with the Agents as follows, as applicable:
(a)For so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of Shares, before using or filing any Permitted Free Writing Prospectus and before using or filing any amendment or supplement to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus (in each case, other than due to the filing of an Incorporated Document), to furnish to the Agents a copy of each such proposed Permitted Free Writing Prospectus, amendment or supplement within a reasonable period of time before filing with the Commission or using any such Permitted Free Writing Prospectus, amendment or supplement and the Company will not use or file any such Permitted Free Writing Prospectus or any such proposed amendment or supplement to which the Agents reasonably object, unless the Company’s legal counsel has advised the Company that use or filing of such document is required by law; and the Company will not use or file any such Permitted Free Writing Prospectus or proposed, amendment or supplement to which the Agents reasonably object unless the Company’s legal counsel has advised the Company that use or filing of such document is required by law.
(b)To file the Prospectus, each Prospectus Supplement and any other amendments or supplements to the Prospectus pursuant to, and within the time period required by, Rule 424(b) under the Act (without reference to Rule 424(b)(8)) and to file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Act and to provide copies of the Prospectus, each Prospectus Supplement, any other amendments or supplements to the Prospectus and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (collectively, “EDGAR”)) to the Agents via e-mail in “.pdf” format on such filing date to an e-mail account designated by the Agents and, at the Agents’ request, to also furnish copies of the Prospectus, each Prospectus Supplement, any other amendments or supplements to the Prospectus and each Permitted Free Writing Prospectus to each exchange or market on which sales were effected as may be required by the rules or regulations of such exchange or market.
(c)To file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares, and during such same period to advise the Agents, promptly after the Company receives notice thereof, (i) of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any Permitted Free Writing Prospectus or any amended Prospectus has been filed with the Commission; (ii) of the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to the Shares or the initiation or threatening of any proceeding for that purpose, pursuant to Section 8A of the Act; (iii) of any objection by the Commission to the use of Form S-3ASR by the Company pursuant to Rule 401(g)(2) under the Act; (iv) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose; (v) of any request by the Commission for the amendment of the Registration Statement or the amendment or supplementation of the Prospectus (in each case including any documents incorporated by reference therein) or for additional information; (vi) of the occurrence of any event as a result of which the Prospectus or any Permitted Free Writing Prospectus as then amended or supplemented includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus or any such Permitted Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto.
(d)In the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, or of any notice of objection pursuant to Rule 401(g)(2) under the Act, to use promptly its commercially reasonable efforts to obtain its withdrawal.
(e)To furnish such information as may be required and otherwise cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Agents may reasonably designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation, become a dealer of securities, or become subject to taxation in, or to consent to the service of process under the laws of, any such state or other jurisdictions (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose.
(f)To make available to the Agents at its offices in New York City, without charge, as soon as reasonably practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Agents, as many copies of the Prospectus and the Prospectus Supplement (or of the Prospectus or Prospectus Supplement as amended or supplemented if the Company shall have made any amendments or supplements thereto and documents incorporated by reference therein after the effective date of the Registration Statement) and each Permitted Free Writing Prospectus as the Agents may reasonably request for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule); and for so long as this Agreement is in effect, the Company will prepare and file promptly such amendment or amendments to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Act.
(g)To furnish or make available to the Agents during the Term (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and to furnish to the Agents from time to time during the Term such other information as the Agents may reasonably request regarding the Company or its subsidiaries, in each case as soon as such reports, communications, documents or information becomes available or promptly upon the request of the Agents, as applicable; provided, however, that the Company shall have no obligation to provide the Agents with any document filed or furnished on EDGAR or included on the Company’s internet website.
(h)If, at any time during the Term, any event shall occur or condition shall exist as a result of which it is necessary in the reasonable opinion of counsel for the Agents or counsel for the Company, to further amend or supplement the Prospectus or any Permitted Free Writing Prospectus as then amended or supplemented in order that the Prospectus or any such Permitted Free Writing Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances existing at the time the Prospectus or any such Permitted Free Writing Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in order to comply with the requirements of the Act, in the case of such a determination by counsel to the Company, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Shares in the Agents’ capacity as agent, and, in either case, the Company will, subject to Section 4(a) above, promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Act, the Exchange Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement, the Prospectus or any such Permitted Free Writing Prospectus comply with such requirements.
(i)To generally make available to its security holders as soon as reasonably practicable, but not later than sixteen (16) months after the first day of each fiscal quarter referred to below, an earnings statement (in form complying with the provisions of Section 11(a) under the Act and Rule 158 of the Commission promulgated thereunder) covering each twelve (12)-month period beginning, in each case, not later than the first day of the Company’s fiscal quarter next following each “effective date” (as defined in such Rule 158) of the Registration Statement with respect to each sale of Shares, provided that the Company will be deemed to have made available such statement to its security holders to the extent it is filed or furnished on EDGAR or included on the Company’s internet website.
(j)To apply the net proceeds from the sale of the Shares in the manner described in the Prospectus Supplement under the caption “Use of Proceeds.”
(k)Not to, and to cause its subsidiaries not to, take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided that nothing herein shall prevent the Company from filing or submitting reports under the Exchange Act or issuing press releases in the ordinary course of business.
(l)Except as otherwise agreed between the Company and the Agents, to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Agents and to dealers (including costs of mailing and shipment), (ii) the registration, issue and delivery of the Shares, (iii) the qualification of the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Agents may reasonably designate as aforesaid (including filing fees and the reasonable and documented legal fees and disbursements of counsel to the Agents in connection therewith) and the printing and furnishing of copies of any blue sky surveys to the Agents, (iv) the listing of the Shares on the Exchange and any registration thereof under the Exchange Act, (v) any filing for review, and any review, of the public offering of the Shares by FINRA (including filing fees and the reasonable and documented legal fees and disbursements of counsel to the Agents in connection therewith), (vi) the fees and disbursements of counsel to the Company and of the Company’s independent registered public accounting firm, (vii) the performance of the Company’s other obligations hereunder and under any Terms Agreement and (viii) the reasonable and documented out-of- pocket expenses of the Agents, including the reasonable and documented fees, disbursements and expenses of counsel to the Agents in connection with this Agreement and ongoing services in connection with the transactions contemplated hereunder (in addition to clauses (iii) and (v) above); provided that the fees, disbursements and expenses of counsel for the Agents incurred in connection with, and reimbursable by the Company pursuant to this clause (viii) shall not exceed $125,000.
(m)With respect to the offering(s) contemplated by this Agreement or any Terms Agreement, the Company will not offer shares of Class A Common Stock or any securities convertible into or exchangeable or exercisable for shares of the Class A Common Stock in a manner in violation of the Act or the Exchange Act; and the Company will not distribute any offering material in connection with the offer and sale of the Shares, other than the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus and any amendments or supplements thereto.

(n)Unless the Company has given written notice to the Agents that the Company has suspended activity under this Agreement and there are no pending Agency Transactions or Principal Transactions, the Company will not, without (A) giving the Agents at least two (2) Exchange Business Days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (B) the Agents suspending activity under this program for such period of time as requested by the Company or deemed appropriate by the Agents in light of the proposed sale, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or other equity securities of the Company or any securities convertible into or exercisable, redeemable or exchangeable for Class A Common Stock or other equity securities of the Company, or submit to, or file with, the Commission any registration statement under the Act with respect to any of the foregoing (other than a registration statement on Form S-8 or post-effective amendment to the Registration Statement), or publicly announce the intention to undertake any of the foregoing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Class A Common Stock or other equity securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Class A Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) Shares offered and sold under this Agreement or any Terms Agreement or (B) securities issued pursuant to any of the Company’s equity incentive plans described in the Registration Statement and the Prospectus or upon the exercise of options granted thereunder. Any lock-up provisions relating to a Principal Transaction shall be set forth in the applicable Terms Agreement.
(o)The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Permitted Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act.
(p)The Company will use commercially reasonable efforts to cause the Shares to be listed on the Exchange.
(q)The Company consents to any Agent trading in the Class A Common Stock for such Agent’s own account and for the account of its respective clients at the same time as sales of the Shares occur pursuant to this Agreement or any Terms Agreement.
(r)[Reserved].
5.Execution of Agreement. The Agents’ obligations under this Agreement shall be subject to the satisfaction of the following conditions in connection with and on the date of the execution of this Agreement:
(a)the Company shall have delivered to the Agents:
(i)an officers’ certificate signed by two (2) officers of the Company (one of whom shall be the Chief Financial Officer or other senior financial officer) certifying as to the matters set forth in Exhibit B hereto;
(ii)an opinion and a negative assurance letter of Kirkland & Ellis LLP, counsel for the Company, addressed to the Agents and dated the date of this Agreement, in form and substance reasonably satisfactory to the Agents;
(iii)a “comfort” letter from Grant Thornton LLP, independent registered public accounting firm for the Company, addressed to the Agents and dated the date of this Agreement, addressing such matters as the Agents may reasonably request;

(iv)a certificate from the Company signed by the Company’s Chief Financial Officer, in the form agreed with the Agents, certifying as to certain financial, numerical and statistical data not covered by the “comfort” letters referred to in Section 5(a)(iii) hereof;
(v)evidence reasonably satisfactory to the Agents and its counsel that the Shares have been approved for listing on the Exchange, subject only to notice of issuance on or before the date hereof;
(vi)resolutions duly adopted by the Company’s board of directors, and certified by an officer of the Company, authorizing the Company’s execution of this Agreement and the consummation by the Company of the transactions contemplated hereby, including the issuance and sale of the Shares; and
(vii)such other documents as the Agents shall reasonably request; and
(b)The Agents shall have received a legal opinion and a negative assurance statement, of Simpson Thacher & Bartlett LLP, counsel to the Agents, addressed to the Agents and dated the date of this Agreement, addressing such matters as the Agents may reasonably request.
6.Additional Covenants of the Carvana Parties. Each of the Carvana Parties further covenants and agrees with the Agents as follows, as applicable:
(a)Each Transaction Proposal made by the Company that is accepted by the applicable Agent by means of a Transaction Acceptance and each execution and delivery by the Company of a Terms Agreement shall be deemed to be (i) an affirmation that the representations, warranties and agreements of the Company herein contained and contained in any certificate delivered to the Agents pursuant hereto are true and correct at such Time of Acceptance or the date of such Terms Agreement, as the case may be, and (ii) an undertaking that such representations, warranties and agreements will be true and correct on any applicable Time of Sale and Settlement Date, as though made at and as of each such time (it being understood that such representations, warranties and agreements shall relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of such Transaction Acceptance or Terms Agreement, as the case may be).
(b)Each time that (i) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including, except as noted in the proviso at the end of this Section 6(b), by the filing of any Incorporated Document), (ii) there is a Principal Settlement Date pursuant to a Terms Agreement, or (iii) there is filed with the Commission any annual report on Form 10-K or quarterly report on Form 10-Q, or any other document that contains financial statements or financial information that is incorporated by reference into the Registration Statement, or any amendment thereto (each date referred to clauses (i), (ii) and (iii) above, a “Bring-Down Delivery Date”), the Company shall, unless the Agents agree otherwise, furnish or cause to be furnished to the Agents certificates, dated as of such Bring-Down Delivery Date and delivered within two (2) Exchange Business Days after the applicable Bring-Down Delivery Date or, in the case of a Bring-Down Delivery Date resulting from a Principal Settlement Date, delivered on such Principal Settlement Date, of the same tenor as the certificates referred to in Sections 5(a)(i) and 5(a)(iv) hereof, modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificates and, in the case of the Chief Financial Officer’s certificate, covering such other financial, numerical and statistical data that is not covered by the accountants’ “comfort” letter dated as of such Bring-Down Delivery Date as the Agents may reasonably request, or, in lieu of such certificates, certificates to the effect that the statements contained in the certificates referred to in Sections 5(a)(i) and, unless the Agents shall have requested that the Chief Financial Officers’ certificate cover different or additional data as aforesaid, 5(a)(iv) hereof furnished to Agents are true and correct as of such Bring-Down Delivery Date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificate); provided, however, that the filing of a Current Report on Form 8-K will not constitute a Bring- Down Delivery Date under clause (i) above unless either (A) (x) such Current Report on Form 8- K is filed at any time during which either a Transaction Acceptance is binding and the Company has not suspended the use thereof (and prior to the settlement of the Shares specified therein) or a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule) or such Current Report on Form 8-K is filed at any time from and including the date of a Terms Agreement through and including the related Settlement Date and (y) the Agents have reasonably requested that such date be deemed to be a Bring-Down Delivery Date based upon the event or events reported in such Current Report on Form 8-K or (B) such Current Report on Form 8-K contains capsule financial information, historical or pro forma financial statements, supporting schedules or other financial data, including any Current Report on Form 8-K or part thereof under Item 2.02 of Regulation S-K of the Commission that is considered “filed” under the Exchange Act; and provided, further, that an amendment or supplement to the Registration Statement or the Prospectus relating to the offering of other securities pursuant to the Registration Statement will not constitute a Bring-Down Delivery Date.
(c)Each Bring-Down Delivery Date, the Company shall, unless the Agents agree otherwise, cause to be furnished to Agents (A) the written opinion and negative assurance letter of Kirkland & Ellis LLP, counsel to the Company, and the written opinion and negative assurance letter of Simpson Thacher & Bartlett LLP, counsel to the Agents, each dated as of the applicable Bring-Down Delivery Date and delivered within two (2) Exchange Business Days after the applicable Bring-Down Delivery Date or, in the case of a Bring-Down Delivery Date resulting from a Principal Settlement Date, dated and delivered on such Principal Settlement Date, of the same tenor as the opinions and letters referred to in Section 5(a)(ii) or Section 5(b) hereof, as applicable, but modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such opinions and letters, or, in lieu of such opinions and letters, such counsel shall furnish the Agents with a letter substantially to the effect that the Agents may rely on the opinion and letter of such counsel referred to in Section 5(a)(ii) or Section 5(b), as applicable, furnished to the Agents, to the same extent as though they were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter of such counsel shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such letters authorizing reliance).
(d)Each Bring-Down Delivery Date, the Company shall, unless the Agents agree otherwise, use its reasonable best efforts to cause Grant Thornton LLP, independent registered public accounting firm for the Company to furnish to the Agents a “comfort” letter, dated as of the applicable Bring-Down Delivery Date and delivered within two (2) Exchange Business Days after the applicable Bring-Down Delivery Date or, in the case of a Bring-Down Delivery Date resulting from a Principal Settlement Date, delivered on such Principal Settlement Date, of the same tenor as the letters referred to in Section 5(a)(iii) and Section 5(a)(iv) hereof, but modified to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the date of such letter, and, if the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall include or incorporate by reference the financial statements of any entity or business (other than the consolidated financial statements of the Company and its subsidiaries), the Company shall, if requested by the Agents, cause a firm of independent public accountants to furnish to the Agents a “comfort” letter, dated as of the applicable Bring-Down Delivery Date and delivered within two (2) Exchange Business Days after the applicable Bring-Down Delivery Date or, in the case of a Bring-Down Delivery Date resulting from a Principal Settlement Date, delivered on such Principal Settlement Date, addressing such matters as the Agents may reasonably request.
(e)(i) No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Act shall be pending before or threatened by the Commission; the Prospectus and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act); and all requests by the Commission for additional information shall have been complied with to the satisfaction of the Agents and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred and be in effect at the time the Company delivers a Transaction Proposal to the Agents or the time the Agents deliver a Transaction Acceptance to the Company; and (ii) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading at the time the Company delivers a Transaction Proposal to the Agents or the time the Agents deliver a Transaction Acceptance to the Company.
(f)The Company shall reasonably cooperate with any reasonable due diligence review requested by the Agents or its counsel from time to time in connection with the transactions contemplated hereby or any Terms Agreement, including, without limitation, (i) at and prior to the commencement of each intended Purchase Date and any Time of Sale or Settlement Date, providing certain information and making available appropriate documents and appropriate corporate officers of the Company and, upon reasonable request, representatives of Grant Thornton LLP (and, if the Registration Statement, the Prospectus or any Permitted Free-Writing Prospectus shall include or incorporate by reference the financial statements of any entity or business (other than the consolidated financial statements of the Company and its subsidiaries), representatives of the independent public accountants that audited or reviewed such financial statements) for an update on diligence matters with representatives of the Agents and (ii) at and prior to each Bring-Down Delivery Date and otherwise as the Agents may reasonably request, including in anticipation of such Bring-Down Date or following a Transaction Proposal and through to the related Purchase Date, providing certain information and making available documents and appropriate corporate officers of the Company and representatives of Grant Thornton LLP (and, if the Registration Statement, the Prospectus or any Permitted Free-Writing Prospectus shall include or incorporate by reference the financial statements of any entity or business (other than the consolidated financial statements of the Company and its subsidiaries), representatives of the independent public accountants that audited or reviewed such financial statements) for one or more due diligence sessions with representatives of the Agents and their counsel.
(g)The Company shall disclose, in its quarterly reports on Form 10-Q and in its annual report on Form 10-K and, if requested by the Agents, in supplements to the Prospectus to be filed by the Company with the Commission from time to time, the number of the Shares sold through the Agents under this Agreement and any Terms Agreement, and the gross and net proceeds to the Company from the sale of the Shares and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter or, in the case of any such prospectus supplement, such shorter period as the Agents may reasonably request or, in the case of an Annual Report on Form 10-K, during the fiscal year covered by such Annual Report and the fourth quarter of such fiscal year.

All opinions, letters and other documents referred to in Sections 6(b) through (d) above shall be reasonably satisfactory in form and substance to the Agents. The Agents will provide the Company with such notice (which may be oral, and in such case, will be confirmed via e- mail as soon as reasonably practicable thereafter) as is reasonably practicable under the circumstances when requesting an opinion, letter or other document referred to in Sections 6(b) through (d) above.
7.Conditions of the Agents’ Obligations. The Agents’ obligations to solicit purchases on an agency basis for the Shares or otherwise take any action pursuant to a Transaction Acceptance and to purchase the Shares pursuant to any Terms Agreement shall be subject to the satisfaction of the following conditions:
(a)At the Time of Acceptance, at the time of the commencement of trading on the Exchange on the Purchase Date(s) and at the relevant Time of Sale and Agency Settlement Date, or with respect to a Principal Transaction pursuant to a Terms Agreement, at the time of execution and delivery of the Terms Agreement by the Company and at the relevant Time of Sale and Principal Settlement Date:
(i)The representations, warranties and agreements on the part of the Carvana Parties herein contained or contained in any certificate of an officer or officers, general partner, managing member or other authorized representative of the Carvana Parties or any subsidiary of the Carvana Parties delivered pursuant to the provisions hereof shall be true and correct in all respects.
(ii)Each of the Carvana Parties shall have performed and observed its covenants and other obligations hereunder and/or under any Terms Agreement, as the case may be, in all material respects.
(iii)In the case of an Agency Transaction, from the Time of Acceptance until the Agency Settlement Date, or, in the case of a Principal Transaction pursuant to a Terms Agreement, from the time of execution and delivery of the Terms Agreement by the Company until the Principal Settlement Date, trading in the Class A Common Stock on the Exchange shall not have been suspended.
(iv)From the date of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in a Permitted Free Writing Prospectus (excluding any amendment or supplement thereto) or the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Agents makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the applicable Settlement Date on the terms and in the manner contemplated by this Agreement, any Terms Agreement, any Permitted Free Writing Prospectus and the Prospectus.
(v)Subsequent to the relevant Time of Acceptance or, in the case of a Principal Transaction, subsequent to execution of the applicable Terms Agreement, (A) no downgrading shall have occurred in the rating accorded any debt securities or preferred equity securities of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act and (B) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred equity securities of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading) in each case that has not been described in the Prospectus or any Permitted Free Writing Prospectus issued prior to any related Time of Sale.
(vi)The Shares to be issued pursuant to the Transaction Acceptance or pursuant to a Terms Agreement, as applicable, shall have been approved for listing on the Exchange, subject only to notice of issuance.
(vii)(A) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the relevant Settlement Date, prevent the issuance or sale of the Shares and (B) no injunction or order of any federal, state or foreign court shall have been issued that would, as of the relevant Settlement Date, prevent the issuance or sale of the Shares.
(viii)(A) No order suspending the effectiveness of the Registration Statement shall be in effect, no proceeding for such purpose or pursuant to Section 8A of the Act shall be pending before or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement pursuant to Rule 401(g)(2) under the Act shall have been received by the Company; (B) the Prospectus and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of any Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act); (C) all requests by the Commission for additional information shall have been complied with to the satisfaction of the Agents; and (D) no suspension of the qualification of the Shares for offering or sale in any jurisdiction, and no initiation or threatening of any proceedings for any of such purposes, shall have occurred and be in effect. The Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading at the time the Agents deliver a Transaction Acceptance to the Company or the Company and the Agents execute a Terms Agreement, as the case may be.
(ix)No amendment or supplement to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall have been filed to which the Agents shall have reasonably objected in writing.
(b)Within two (2) Exchange Business Days after the applicable Bring-Down Delivery Date or, in the case of a Bring-Down Delivery Date resulting from a Principal Settlement Date, on such Principal Settlement Date, the Agents shall have received the officer’s certificates, opinions and negative assurance letters of counsel and “comfort” letters and other documents provided for under Sections 6(b) through (d), inclusive, unless otherwise agreed to by the Agents. For purposes of clarity and without limitation to any other provision of this Section 7 or elsewhere in this Agreement, the parties hereto agree that the Agents’ obligations, if any, to solicit purchases of Shares on an agency basis or otherwise take any action pursuant to a Transaction Acceptance shall, unless otherwise agreed in writing by the Agents, be suspended during the period from and including a Bring-Down Delivery Date through and including the time that the Agents shall have received the documents described in the preceding sentence.

8.Termination.
(a)(i) The Company may terminate this Agreement in its sole discretion at any time upon prior written notice to the Agents. Any such termination shall be without liability of any party to any other party, except that (A) with respect to any pending sale, the obligations of the Company, including in respect of compensation of the Agents, shall remain in full force and effect notwithstanding such termination; and (B) the provisions of Sections 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(l)), 9, 13, 14 and 16 of this Agreement shall remain in full force and effect notwithstanding such termination.
(ii)In the case of any sale by the Company pursuant to a Terms Agreement, the obligations of the Company pursuant to such Terms Agreement and this Agreement may not be terminated by the Company without the prior written consent of the Agents.
(b)(i) Each Agent may terminate this Agreement with respect to itself in its sole discretion at any time upon giving prior written notice to the Company. Any such termination shall be without liability of any party to any other party, except that the provisions of Sections 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(l)), 9, 13, 14 and 16 of this Agreement shall remain in full force and effect notwithstanding such termination.
(ii)In the case of any purchase by the Agents pursuant to a Terms Agreement, the obligations of the Agents pursuant to such Terms Agreement shall be subject to termination by the Agents at any time prior to or at the Principal Settlement Date if (A) since the time of execution of the Terms Agreement or the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus,
(iii)trading generally shall have been suspended or materially limited on or by any of the Exchange, the Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company or any of its subsidiaries shall have been suspended on any exchange or in any over-the counter market, (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities, (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, solely in the case of events and conditions described in this clause (iv), in the Agents’ judgment, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus or such Terms Agreement. If the Agents elect to terminate their obligations pursuant to this Section 8(b)(ii), the Company shall be notified promptly in writing.
(c)This Agreement shall remain in full force and effect until the earliest of (A) termination of the Agreement pursuant to Section 8(a) or 8(b) above or otherwise by mutual written agreement of the parties, (B) such date that the Maximum Amount or the Maximum Number, as applicable, of Shares has been sold in accordance with the terms of this Agreement and any Terms Agreements, and (C) April 20, 2025, in each case except that the provisions of Section 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(l)), 9, 13, 14 and 16 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d)Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that, notwithstanding the foregoing, such termination shall not be effective until the close of business on the date of receipt of such notice by the Agents or the Company, as the case may be, or such later date as may be required pursuant to Section 8(a) or (b). If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2 hereof.
9.Indemnity and Contribution.
(a)Each of the Carvana Parties jointly and severally agrees to indemnify and hold harmless the Agents, their respective affiliates, directors and officers and each person, if any, who controls any Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented out of pocket legal fees and other expenses incurred in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus (or any amendment or supplement thereto), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any road show as defined in Rule 433(h) under the Act (a “road show”), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Agents furnished to the Carvana Parties in writing by the Agents expressly for use therein, it being understood and agreed that the only such information furnished by the Agents consists of the information described as such in subsection (b) below.
(b)Each Agent, severally and not jointly, agrees to indemnify and hold harmless each of the Carvana Parties, its directors, its officers who signed the Registration Statement and each person, if any, who controls either of the Carvana Parties within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Agent furnished to the Carvana Parties in writing by such Agent expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus (or any amendment or supplement thereto) or any road show, it being understood and agreed upon that such information shall consist solely of the following: the legal and marketing names of the Sales Agents set forth on the front and back cover of the Prospectus Supplement.
(c)If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either Section 9(a) or 9(b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the

Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel), but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) included both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for (A) the Agents and their respective affiliates, directors and officers and its control persons, if any, or (B) the Carvana Parties, such party’s directors, officers who signed the Registration Statement and control persons, if any, as the case may be, and that all such reasonable fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for the Agents and their respective affiliates, directors and officers and its control persons, if any, shall be designated in writing by the Agents, and any such separate firm for the Carvana Parties, such party’s directors, its officers who signed the Registration Statement and its control persons, if any, shall be designated in writing by such party. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this Section 9(c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification is or could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
(d)If the indemnification provided for in Sections 9(a) and 9(b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such Sections, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Agents, on the other, from the offering of the Shares pursuant to this Agreement and any Terms Agreements or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Carvana Parties, on the one hand, and the Agents, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Carvana Parties, on the one hand, and the Agents, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Carvana Parties from the sale of the Shares pursuant to this Agreement and any Terms Agreements and the total discounts and commissions received by the Agents in connection therewith bear to the aggregate Gross Sales Price of such Shares. The relative fault of the Carvana Parties, on the one hand, and the Agents, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Carvana Parties, on the one hand, or by the Agents, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)Each of the Carvana Parties and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in Section 9(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall any Agent be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Agent with respect to the offering of the Shares pursuant to this Agreement and any Terms Agreements exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(f)The Agents’ obligations to contribute pursuant to this Section 9 are several in proportion to the Shares sold by the Agents pursuant to the Agreement any Terms Agreement.
(g)The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
10.Notices. All notices and other communications under this Agreement and any Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and, if to the Agents, shall be sufficient in all respects if delivered or sent to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133), with a copy, in the case of any notice pursuant to Section 9(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, facsimile number +1-646-291-1469; and Virtu Americas LLC, 1633 Broadway, New York, New York 10019, Attention: Virtu Capital Markets; ATM@Virtu.com; and, if to the Carvana Parties, shall be sufficient in all respects if delivered or sent to the Company at Carvana Co., to the attention of Paul Breaux, fax no. (480) 401-5770, EXT 10154 (with such fax to be confirmed by telephone to (512) 217-3905) or by email at paul.breaux@carvana.com, with a copy (which shall not constitute notice) to Kirkland & Ellis LLP at 300 North LaSalle, Chicago, Illinois 60654, to the attention of Robert Goedert, P.C.

(telephone number (312) 862-7317, email: robert.goedert@kirkland.com). Notwithstanding the foregoing, Transaction Proposals shall be delivered by the Company to the Agents by telephone or email to: Barclays Capital Inc., Attention: Brian Ulmer, brian.ulmer@barclays.com, (212) 526-9420 and Kevin Condon, kevin.condon@barclays.com, (212) 526-9420; Citigroup Global Markets Inc., Attention: SETG Origination (email: setg.origination@citi.com); and Virtu Americas LLC, Attention: Virtu Capital Markets; ATM@Virtu.com; with a copy (which shall not constitute notice) to Simpson Thacher & Bartlett LLP at 425 Lexington Avenue, New York, New York, 10017, to the attention of David Azarkh (telephone number (212) 455-2462, email: dazarkh@stblaw.com).
11.No Fiduciary Relationship. Each of the Carvana Parties acknowledges and agrees that the Agents are acting solely in the capacity of an arm’s length contractual counterparty to the Carvana Parties with respect to the offering of Shares contemplated hereby and any Terms Agreements (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, either or both of the Carvana Parties or any other person. Additionally, the Agents are not advising either or both of the Carvana Parties or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Carvana Parties shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and no Agent shall have responsibility or liability to the Carvana Parties with respect thereto. Any review by the Agents of the Carvana Parties, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Agents and shall not be on behalf of the Carvana Parties.
12.Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement, any Transaction Proposal and any Transaction Acceptance shall be adjusted to take into account any stock split or combination effected with respect to the Shares.
13.Miscellaneous.
(a)Governing Law. This Agreement, any Terms Agreement and any claim, controversy or dispute arising under or relating to this Agreement or any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
(b)Submission to Jurisdiction. Each of the Carvana Parties hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Carvana Parties waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Carvana Parties agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon such party and may be enforced in any court to the jurisdiction of which such party is subject by a suit upon such judgment.
(c)Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement and any Terms Agreement.
14.Persons Entitled to Benefit of Agreement. This Agreement and any Terms Agreement shall inure to the benefit of and be binding upon the parties hereto and thereto, respectively, and their respective successors and the officers, directors, affiliates and controlling persons referred to in Section 9 hereof. Nothing in this Agreement or any Terms Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any such Terms Agreement or any provision contained herein or therein. No purchaser of Shares from or through the Agents shall be deemed to be a successor merely by reason of purchase.
15.Counterparts. This Agreement and any Terms Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
16.Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Carvana Parties and the Agents contained in this Agreement or any Terms Agreement or made by or on behalf of the Carvana Parties or the Agents pursuant to this Agreement or any Terms Agreement or any certificate delivered pursuant hereto or thereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any Terms Agreement or any investigation made by or on behalf of the Carvana Parties or the Agents.
17.Certain Defined Terms. For purposes of this Agreement, except where otherwise expressly provided:
“affiliate” has the meaning set forth in Rule 405 under Act;
“business day” means any day other than a day on which banks are permitted or required to be closed in New York City;
“Company Documents” means (i) all Subject Instruments and (ii) all other contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, swap agreements, hedging agreements, leases or other instruments or agreements to which the Carvana Parties or any of their respective subsidiaries is a party or by which either of the Carvana Parties or any of their respective subsidiaries is bound or to which any of the property or assets of the Carvana Parties or any of their respective subsidiaries is subject;
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder;
“Existing Credit Agreements” means the Third Amended and Restated Inventory Financing and Security Agreement, dated as of September 22, 2022 among Ally Bank, Ally Financial Inc., and Carvana, LLC, a subsidiary of the Company, as amended, supplemented or restated, if applicable, and including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by the Carvana Parties or any of their respective subsidiaries in connection therewith or pursuant thereto, in each case as amended, supplemented or restated, if applicable;
“FINRA” means the Financial Industry Regulatory Authority, Inc.;
“GAAP” means generally accepted accounting principles;

“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity;
“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department;
“Organizational Documents” means (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity;
“Preferred Stock” means the Company’s preferred stock, par value $0.01 per share;
“Repayment Event” means any event or condition which, either immediately or with notice or passage of time or both, (i) gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company, or (ii) gives any counterparty (or any person acting on such counterparty’s behalf) under any swap agreement, hedging agreement or similar agreement or instrument to which the Company or any subsidiary of the Company is a party the right to liquidate or accelerate the payment obligations or designate an early termination date under such agreement or instrument, as the case may be;
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof;
“Subject Instruments” means the Existing Credit Agreements and all other instruments, agreements and documents filed or incorporated by reference as exhibits to the Registration Statement pursuant to Rule 601(b)(10) of Regulation S-K of the Commission; provided that if any instrument, agreement or other document filed or incorporated by reference as an exhibit to the Registration Statement as aforesaid has been redacted or if any portion thereof has been deleted or is otherwise not included as part of such exhibit (whether pursuant to a request for confidential treatment or otherwise), the term “Subject Instruments” shall nonetheless mean such instrument, agreement or other document, as the case may be, in its entirety, including any portions thereof which shall have been so redacted, deleted or otherwise not filed;
“subsidiary” has the meaning set forth in Rule 405 under the Act;
“Termination Event” means any event or condition which gives any person the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any Company Documents or any rights of the Carvana Parties or any of their respective subsidiaries thereunder, including, without limitation, upon the occurrence of a change of control of the Carvana Parties or other similar events;

“UNSC” means the United Nations Security Council; and
“1940 Act” means the Investment Company Act of 1940, as amended.
All references in this Agreement to the Registration Statement, the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the version thereof filed with the Commission pursuant to EDGAR and all versions thereof delivered (physically or electronically) to the Agents.
All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by the Act to be a part of or included in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act that is incorporated by reference in or otherwise deemed by the Act to be a part of or included in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, as the case may be.
18.Recognition of the U.S. Special Resolution Regimes.
(a)In the event that any Agent is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent of this Agreement or any Terms Agreement, and any interest and obligation in or under this Agreement or any Terms Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement or any Terms Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)In the event that any Agent is a Covered Entity or a BHC Act Affiliate of such Agent and becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement or any Terms Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement or any Terms Agreement were governed by the laws of the United States or a state of the United States.
As used in this Section 18:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
19.Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Agents are required to obtain, verify and record information that identifies its clients, including the Carvana Parties, which information may include the name and address of its clients, as well as other information that will allow the Agents to properly identify their clients.
20.Amendments or Waivers. No amendment or waiver of any provision of this Agreement or any Terms Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto or thereto as the case may be.
21.Headings. The headings herein and in any Terms Agreement are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement or any Terms Agreement.
[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the Agents, please so indicate in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the Carvana Parties.
Very truly yours,

CARVANA CO.

By:     /s/ Paul Breaux
Name:    Paul Breaux
Title:    Vice President, General Counsel and Secretary

CARVANA GROUP, LLC

By:     /s/ Paul Breaux
Name:    Paul Breaux
Title:    Vice President, General Counsel and Secretary
[Signature Page to Distribution Agreement]

Accepted and agreed to as of the
date first above written:
BARCLAYS CAPITAL INC.

By:     /s/ Robert Stowe
Name:    Robert Stowe
Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:     /s/ Brian Yick
Name:    Brian Yick
Title: Managing Director, Head of Internet Investment Banking

VIRTU AMERICAS LLC
By:    /s/ Josh Feldman
Name: Josh Feldman
Title: Managing Director

[Signature Page to Distribution Agreement]

Schedule A
Authorized Company Representatives
Ernie Garcia III, Chief Executive Officer
Mark Jenkins, Chief Financial Officer
Mike McKeever, Vice President, Capital Markets & Investor Relations
Meg Kehan, Senior Director, Capital Markets & Investor Relations

Exhibit A
Carvana Co. Class A Common Stock
TERMS AGREEMENT
___________, 20____
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Virtu Americas LLC
1633 Broadway
41st Floor
New York, New York 10019
Dear Sirs:
Carvana Co., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Distribution Agreement dated February [●], 2025 (the “Distribution Agreement”) among the Company, Carvana Group, LLC, a Delaware limited liability company (“Carvana Group”), Barclays Capital Inc., Citigroup Global Markets Inc. and Virtu Americas LLC, [insert name of Agent for the transaction] (the “Agent”), to issue and sell to the Agent the securities specified in the Schedule hereto (the “Purchased Securities”). Unless otherwise defined below, terms defined in the Distribution Agreement shall have the same meanings when used herein.
Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations, warranties and agreements set forth therein shall be deemed to have been made as of the date of this Terms Agreement and the Settlement Date set forth in the Schedule hereto.
An amendment to the Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to the Agent, is now proposed to be filed with the Securities and Exchange Commission.
Subject to the terms and conditions set forth herein and in the Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent, and the latter agrees to purchase from the Company, the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

Notwithstanding any provision of the Distribution Agreement or this Terms Agreement to the contrary, the Company consents to the Agent trading in the Class A Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of the Purchased Securities occur pursuant to this Terms Agreement.
[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement among the Agent, the Company and Carvana Group.
Very truly yours,

CARVANA CO.

By :    ____________________________________
Name:
Title:

CARVANA GROUP, LLC

By :    ____________________________________
Name:
Title:

Accepted and agreed as of the date first above written:

BARCLAYS CAPITAL INC.

By :    ____________________________________
Name:
Title:

CITIGROUP GLOBAL MARKETS INC.

By :    ____________________________________
Name:
Title:

VIRTU AMERICAS LLC

By :    ____________________________________
Name:
Title:

Schedule to Terms Agreement
Title of Purchased Securities:
Class A Common Stock, par value $0.001 per share
Number of Shares of Purchased Securities:
____________ shares
Initial Price to Public:
$_____________ per share
Purchase Price Payable by the Agent:
$______________ per share
Method of and Specified Funds for Payment of Purchase Price:
[By wire transfer to a bank account specified by the Company in same day funds.]
Method of Delivery:
[To the Agent’s account, or the account of the Agent’s designee, at The Depository Trust Company via DWAC in return for payment of the purchase price.]
Settlement Date:
__________, 202___
Closing Location:
__________
Documents to be Delivered:
The following documents referred to in the Distribution Agreement shall be delivered on the Settlement Date as a condition to the closing for the Purchased Securities (which documents shall be dated on or as of the Settlement Date and shall be appropriately updated to cover any Permitted Free Writing Prospectuses and any amendments or supplements to the Registration Statement, the Prospectus, any Permitted Free Writing Prospectuses and any documents incorporated by reference therein):
(1)    the officer’s certificate referred to in Section 5(a)(i);
(2)    the opinion and negative assurance letter of the Company’s outside counsel referred to in Section 5(a)(ii);
(3)    the “comfort” letter referred to in Section 5(a)(iii);
(4)    the Chief Financial Officer’s certificate referred to in Section 5(a)(iv);
(5)    the opinion and negative assurance letter referred to in Section 5(b); and
(6)    such other documents as the Agent shall reasonably request.
Time of sale: _________________[a.m./p.m.] (New York City time) on _______, _________
A-2

Time of sale information:
•The number of shares of Purchased Securities set forth above
•The initial price to public set forth above
A-3

Exhibit B
OFFICERS’ CERTIFICATE
CARVANA CO. and CARVANA GROUP, LLC
Dated __________, 202____
We, Paul Breaux, Vice President, General Counsel and Secretary, and Mark Jenkins, Chief Financial Officer, of Carvana Co., a Delaware corporation (the “Company”), and Mark Jenkins, Chief Financial Officer, and Paul Breaux, Vice President, General Counsel and Secretary, of Carvana Group, LLC, a Delaware limited liability company (“Carvana Group”), do hereby certify that this certificate is signed by us pursuant to the Distribution Agreement dated February 19, 2025, by and among the Company, Carvana Group and Barclays Capital Inc., Citigroup Global Markets Inc. and Virtu Americas LLC, as agents (the “Agreement”), and do hereby further certify, solely in our capacity as officers and not in our individual capacities, on behalf of the Company, as follows:
1.To the knowledge of the undersigned, the representations and warranties of the Company and Carvana Group in the Agreement are true and correct on and as of the date hereof as though made on and as of this date;
2.The Company and Carvana Group have performed all obligations and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement on or prior to the date hereof;
3.The Company’s Registration Statement (File No. 333-[●]) and any post- effective amendments thereto have become effective under the Act; no stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the knowledge of the undersigned, threatened by the Commission; no notice of objection of the Commission to the use of such Registration Statement pursuant to Rule 401(g)(2) under the Act has been received by the Company; and all requests for additional information on the part of the Commission have been complied with; and
4.Since the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, except as otherwise stated therein, (i) there has not been any change in the capital stock, other than the issuance of shares of Class A Common Stock upon exercise of stock options issued under, and the grant of options and awards under, equity incentive plans disclosed in the Registration Statement and the Prospectus or the issuance of Shares pursuant to the Agreement, or short-term debt or long-term debt (except for borrowings and the repayment of borrowings in the ordinary course of business), of the Company, Carvana Group or any of their respective subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company or Carvana Group on any class of capital stock (other than regularly scheduled cash dividends in amounts that are consistent with past practice), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company, Carvana Group or any of their respective subsidiaries taken as a whole; (ii) none of the Company, Carvana Group or any of their respective subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that
B-1

is material to the Company, Carvana Group or any of their respective taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company, Carvana Group or any of their respective taken as a whole; and (iii) none of the Company, Carvana Group or any of their respective subsidiaries has sustained any loss or interference with its business that is material to the Company, Carvana Group or any of their respective subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.
All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.
[Signature Page Follows]
B-2

CARVANA CO.

By:    _______________________________
    Name:    Paul Breaux
Title:    Vice President, General Counsel and Secretary

By:    ________________________________
    Name:    Mark Jenkins
    Title:    Chief Financial Officer

CARVANA GROUP, LLC

By:    ________________________________
    Name:    Mark Jenkins
    Title:    Chief Financial Officer

By:    _______________________________
    Name:    Paul Breaux
Title:    Vice President, General Counsel and Secretary
B-1

EXHIBIT C
MATERIAL SUBSIDIARIES

Name	Jurisdiction of Organization	Type of Entity	Managing Member
Carvana Co. Sub LLC	Delaware	Limited Liability Company	Managing Member: Carvana Co. 100%
Carvana Group, LLC	Delaware	Limited Liability Company	Managing Member: Carvana Co. Sub LLC Members: Carvana Co. Sub LLC ~58.0% Pre-IPO LLC Unitholders ~42.0%
Carvana Operations HC LLC	Delaware	Limited Liability Company	Managing Member: Carvana Group, LLC Members: Carvana Co. Sub LLC .1% Carvana Group: 99.9%
Carvana, LLC	Arizona	Limited Liability Company	Managing Member: Carvana Operations HC LLC 100%
Adesa US Auction, LLC	Delaware	Limited Liability Company	Managing Member: Carvana Operations HC LLC 100%

C-1